EXHIBIT A

                        MORGAN STANLEY AIRCRAFT FINANCE

                           NOTICE OF REDEMPTION PRICE

            Subclass A-2, B-1, C-1 and D-1 Notes due March 15, 2023

          Subclass A-3, A-4, A-5, B-2 and C-2 Notes due March 15, 2025

                                 June 13, 2001


     Further to the notice to holders dated May 15, 2001, by which Morgan Stanley Aircraft Finance ("MSAF") gave notice that it will redeem in whole, on the June 15, 2001 payment date (the "Redemption Date"), its subclass A-2, B-1, C-1 and D-1 Notes due March 15, 2023 and its subclass A-3, A-4, A-5, B-2 and C-2 Notes due March 15, 2025 pursuant to Section 3.10(a) of the Indenture dated as of March 3, 1998 (as supplemented, the "Indenture") by and between MSAF and Bankers Trust Company, as trustee (the "Indenture Trustee"), NOTICE IS HEREBY GIVEN of the Redemption Price for each subclass of Notes. Capitalized terms used in this notice and not defined herein shall have the meanings set forth in the Indenture.

     The Redemption Price payable on the Redemption Date in respect of each subclass of Notes has been calculated in accordance with the terms of the Indenture, and is displayed in the table below. The Notes will be redeemed at the applicable Redemption Price, plus accrued and unpaid interest, as of the Redemption Date. The Redemption Price will be paid to the holders of each subclass of Notes in proportion to the percentage of such subclass held by such holders. On the June 15, 2001 payment date, noteholders will also receive accrued principal and interest payments in accordance with the priority of payments provided in the Indenture, as summarized below and detailed further in the Monthly Report to Noteholders filed today on Form 8-K.

     All amounts stated below are in US dollars unless otherwise stated.

---------------------------------------------------------------------------------------------------------------
Floating Rate Notes             Subclass A-2           Subclass A-3          Subclass A-4         Subclass A-5
---------------------------------------------------------------------------------------------------------------
CUSIP                              61745WAM3              61745WAW1             61745WAX9            61745WAY7
                                   U61769AB8                                                         61745WAT8

ISIN                            US61745WAM38           US61745WAW10          US61745WAX92         US61745WAY75
                                USU61769AB86                                                      US61745WAT80

CCN                                009188363              011988814             011988857            011988873
                                   008491402                                                         010915961

Interest Amount Payable          $765,850.80          $2,318,670.83           $802,986.11        $1,366.976.68

Total Principal                $6,719,384.87                      -                     -        $8,670,956.69
Distribution Amount

Redemption Price:
- amount allocable to        $192,134,750.78        $580,000,000.00       $200,000,000.00      $328,906,245.71
principal

- amount allocable to            $960,673.75          $2,900,000.00         $2,000,000.00        $3,289,062.46
premium

Redemption Price as a                100.50%                100.50%               101.00%              101.00%
percentage of
Outstanding Principal
Balance
---------------------------------------------------------------------------------------------------------------


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


-------------------------------------------------------------------------------
Floating Rate Notes             Subclass B-1          Subclass B-2
-------------------------------------------------------------------------------
CUSIP                              61745WAN1             61745WAZ4
                                   61745WAC5

ISIN                            US61745WAN11          US61745WAZ41
                                US61745WAC69

CCN                                009188380             011988881
                                   008491429

Interest Amount Payable          $335,921.40           $333,823.45

Total Principal                  $582,961.47             $7,500.00
Distribution Amount

Redemption Price:
- amount allocable to         $81,156,645.53        $74,940,000.00
principal

- amount allocable to          $1,217,349.68         $1,124,100.00
premium

Redemption Price as a                101.50%               101.50%
percentage of
Outstanding Principal
Balance
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Fixed Rate Notes                Subclass C-1          Subclass C-2          Subclass D-1
-----------------------------------------------------------------------------------------
CUSIP                              61745WAP6             61745WBA8             61745WAQ4

ISIN                            US61745WAP68          US61745WBA80          US61745WAQ42

CCN                                009188436             011988903             009188452

Interest Amount Payable          $566,835.00           $440,000.00           $796,941.75

Total Principal                  $150,000.00                     -            $33,000.00
Distribution Amount

Redemption Price:

- amount allocable to         $98,430,000.00        $55,000,000.00       $109,890,000.00
principal

- amount allocable to          $7,336,988.30        $15,444,349.47        $11,937,789.36
premium

Redemption Price as a                107.45%               128.08%               110.86%
percentage of
Outstanding Principal
Balance
-----------------------------------------------------------------------------------------


     No representation is made as to the correctness of the CUSIP, ISIN or CCN printed on the Notes or contained in this notice.


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